THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	SEPTEMBER 30, 2013

IN BRIEF

Net asset value per share	US$20.13
Market price	US$17.91
Premium/(discount)	(11.03%)
Total net assets	US$165.5m
Market cap	US$147.2m

Source: State Street Bank and Trust Company.

At September 30, 2013		US$ return
	Fund* %	TAIEX Total Return Index† %
One month	4.3	3.2
Three months	9.6	5.7
One year	10.2	8.1
Three years % pa	5.0	5.2

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu
MANAGER’S COMMENTARY

The TAIEX rose by 3.2% in the month of September, bringing its calendar year-to-date gains to 7.3%. Key participants were foreign investors, focused on technology and financial shares, while local investors stayed mostly on the sidelines.

Two significant macroeconomic changes will soon impact Taiwan: a rise in utility prices and a rise in wages. From October, electricity prices for industrial use will rise by an average of 8.4%, as mandated by the government to help cover rising fuel costs for the (state-owned and loss-making) energy company Taipower. Small households and businesses, consuming less than 500 and 1,500 kilowatt hours respectively, will be exempt. We estimate that this could negatively impact earnings between 1%–6% for the foundry, downstream tech, materials and retail sector. However, as this is an industry-wide phenomenon, and the exporters in our portfolio are among the lowest-cost competitors globally, they should be able to cover the cost increases with minimal impact on their bottom-line.

The Taiwan cabinet has also approved a minimum-wage rise to take effect in 2014. The hourly wage will increase by 5.5% to NT$115 from January 2014, with the monthly minimum wage rising a smaller amount, up 1.2% to NT$19,273 from July 2014. As minimum-wage labor among our holdings is very small as a percent of costs, we believe there will be a negligible impact for the portfolio in 2014. Businesses that will be impacted the most will be in the restaurant and convenience-store sectors, although we also believe this to be minimal – representing less than a 2% reduction in earnings.

MONTHLY INSIGHT

INVESTMENT REVIEW

The Fund’s net asset value rose 4.3% over the month. Among the Fund’s best performers were the pharmaceutical group YungShin Global Holding, Yungtay Engineering and office-equipment supplier Aurora.

YungShin Global recently won the rights to distribute the drug AmBiL in Taiwan, and to manufacture it for global distribution. AmBiL, a generic drug used to treat a life-threatening condition where fungi enter the bloodstream, has received the Taiwan authorities’ green light for the local market, and is awaiting approval for entry into the EU and US markets – revenues are expected to begin streaming from each region in 2014 and 2015, respectively.

Yungtay is the largest elevator manufacturer in Taiwan and the sixth largest in China. The company’s second-quarter earnings came in better than the market’s expectations with a +196% core eps growth, on the back of improved orders. Meanwhile, Aurora Corporation’s share price also performed strongly after the company announced its collaboration with 3D-printing company, Stratasys Ltd, to distribute 3D printers in China. Valuation remains attractive at 15x p/e ratio in 2013, not to mention the NT$3 dividend (~5% dividend yield).

On the other side, key detractors from the Fund’s return included technology firm MPI, Pacific Hospital Supply and clothing manufacturer Makalot Industrial.

MPI manufactures probe cards for wafer testing and LED-testing-related equipment. The company’s disappointing performance during the month came after it reported lower-than-expected monthly sales in August and September. Pacific Hospital Supply, a disposable- medical-equipment supplier, also fared badly in September. Its share price has done well in the past few months but dipped slightly versus the market. However, given continued growth in China and the Middle East, plus an absence of a negative forex impact from Japan in 2014, we believe the stock is attractive at 16x 2014 p/e on 20% ROE, 4.5% dividend yield, and a net-cash position of 46%. Elsewhere, after a strong year-to-date run, Makalot’s stock underperformed in September with second-quarter earnings growth coming in slightly below consensus. A key reason for this was gross margins dropping to 20% from 23% a year ago as wages rose significantly, especially in Indonesia. While sales are expected to continue growing at over 20% in the coming year, as new capacity in Cambodia and Indonesia comes onstream, we believe that the stock has become less attractive at 17x 2014 p/e versus other options we have, and we have been taking profit in the position.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.
Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

September 30, 2013
Shares outstanding	8,221,259
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc.

Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	4.3	3.4
Three months	9.6	10.2
Three years % pa	5.0	3.7

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	34.6	48.5
Construction	12.5	2.2
Wholesale and retail	10.6	5.2
Healthcare	9.5	—
Textiles	6.1	2.0
Electric and machinery	5.0	1.6
Transportation	4.3	1.9
Others	4.2	3.4
Plastics	3.9	7.3
Finance	3.8	14.0
Steel and iron	—	2.6
Chemicals	—	2.3
Foods	—	2.1
Rubber	—	1.9
Automobile	—	1.9
Cement	—	1.4
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	5.5	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

65.0% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	7.6
Yungshin Global Holding	Healthcare	6.8
Taiwan Semiconductor Manufacturing	Electronics	5.4
Aurora	Electronics	5.1
Yungtay Engineering	Electric and machinery	5.0
Advantech	Electronics	4.5
Mercuries & Associates	Wholesale and retail	4.4
Yem Chio	Plastics	3.9
PC Home Online	Electronics	3.6
Taiflex Scientific	Electronics	3.5
Taiwan Tea	Wholesale and retail	3.4
Makalot Industrial	Textiles	3.1
Far Eastern New Century	Textiles	3.0
First Steamship	Transportation	2.9
Test-Rite International	Wholesale and retail	2.8

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at September 30, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	4.3	9.6	12.5	10.2	5.0	11.2	7.3	8.9
TAIEX Index†	3.1	2.8	4.3	5.0	1.6	9.2	5.2	8.4
TAIEX Total Return Index†	3.2	5.7	7.3	8.1	5.2	13.1	9.2	na
MSCI Taiwan Index†	2.8	3.8	5.2	6.8	5.1	10.8	6.6	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
ELECTRONICS					34.6
WT Microelectronics	3036 TT	34.0	10,901,900	12,536,429	7.6
Taiwan Semiconductor Manufacturing	2300 TT	100.5	2,626,000	8,925,931	5.4
Aurora	2373 TT	61.3	4,060,000	8,417,425	5.1
Advantech	2395 TT	165.5	1,335,100	7,473,164	4.5
PC Home Online	8044 TT	170.0	1,048,128	6,026,373	3.6
Taiflex Scientific	8039 TT	49.0	3,452,821	5,722,198	3.5
MPI	6223 TT	51.0	1,448,000	2,497,649	1.5
King Slide Works	2059 TT	258.5	285,000	2,491,714	1.5
Lumax International	6192 TT	69.9	844,000	1,995,319	1.2
Tatung	2371 TT	7.7	4,770,897	1,248,918	0.7

CONSTRUCTION					12.5
Goldsun Development & Construction	2504 TT	11.7	11,314,980	4,477,467	2.7
King’s Town Construction	2524 TT	28.2	4,474,764	4,267,878	2.6
Acter	5536 TT	119.0	941,179	3,788,017	2.3
Taiwan Land Development	2841 TT	11.1	8,681,129	3,259,057	2.0
Hung Poo Real Estate Development	2536 TT	30.1	2,465,873	2,510,325	1.5
Good Friend International Holdings	912398 TT	9.9	6,990,000	2,342,845	1.4

WHOLESALE AND RETAIL					10.6
Mercuries & Associates	2905 TT	21.9	9,912,429	7,342,043	4.4
Taiwan Tea	2913 TT	20.2	8,231,000	5,609,451	3.4
Test-Rite International	2908 TT	22.4	6,075,260	4,592,352	2.8

HEALTHCARE					9.5
YungShin Global Holding	3705 TT	54.0	6,146,000	11,224,811	6.8
Pacific Hospital Supply	4126 TT	99.3	1,345,456	4,518,679	2.7

TEXTILES					6.1
Makalot Industrial	1477 TT	148.5	1,030,000	5,173,166	3.1
Far Eastern New Century	1402 TT	32.6	4,430,207	4,884,660	3.0

ELECTRIC AND MACHINERY					5.0
Yungtay Engineering	1507 TT	77.7	3,134,000	8,235,932	5.0

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
TRANSPORTATION					4.3
First Steamship	2601 TT	20.9	6,677,714	4,720,270	2.9
Taiwan High Speed Rail	2633 TT	5.6	12,597,600	2,368,947	1.4

OTHER					4.2
Ruentex Development	9945 TT	60.6	1,734,314	3,554,619	2.1
Taiwan Secom	9917 TT	70.8	728,000	1,743,241	1.1
Taiwan Sogo Shinkong Security	9925 TT	36.7	1,378,000	1,708,111	1.0

PLASTICS					3.9
Yem Chio	4306 TT	22.6	8,396,106	6,417,695	3.9

FINANCE					3.8
Yuanta Financial Holding	2885 TT	15.2	6,321,000	3,238,853	1.9
Union Bank of Taiwan	2838 TT	10.8	8,523,207	3,098,876	1.9

OTHER ASSETS AND LIABILITIES, NET				9,052,546	5.5

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of September 30, 2013.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of September 30, 2013, it contained 107 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc. (‘MC Inc.’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc. is authorised and regulated by the Financial Conduct Authority (‘FCA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc. makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc. has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FCA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FCA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc., its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc. registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Conduct Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.